UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38418	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 N. Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 459-1831

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	COCP	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 25, 2025, the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Cocrystal Pharma, Inc. (the “Company”) was held. At the 2025 Annual Meeting, the Company’s stockholders voted on (i) the election of six members of the Company’s Board of Directors for a one-year term expiring at the next annual meeting of stockholders (Proposal 1); (ii) ratification of the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2); (iii) approval of the Company’s 2025 Equity Incentive Plan (Proposal 3); and (iv) approval of an adjournment of the 2025 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the 2025 Annual Meeting (Proposal 4), all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 5, 2025.

Set forth below are the voting results on each matter submitted to the stockholders at the 2025 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following six individuals as directors to hold office until the next annual meeting of stockholders:

Nominee	Votes For	Abstentions	Broker Non-Votes
Dr. Roger Kornberg	4,386,691	106,487	2,136,203
Dr. Phillip Frost	4,344,444	148,734	2,136,203
Mr. Fred Hassan	4,440,602	52,576	2,136,203
Dr. Anthony Japour	4,368,008	125,170	2,136,203
Mr. Richard C. Pfenniger, Jr.	4,330,382	162,795	2,136,203
Mr. Steven Rubin	3,954,490	538,688	2,136,203

Proposal 2. The Company’s stockholders voted to ratify the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions
6,166,964	452,222	10,193

Proposal 3. The Company’s stockholders voted to approve the Company’s 2025 Equity Incentive Plan.

Votes For	Votes Against	Abstentions
3,764,418	714,962	13,797

As there were sufficient votes to approve Proposals 1 through 3, Proposal 4 was moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cocrystal Pharma, Inc.

Date: July 1, 2025	By:	/s/ James Martin
	Name:	James Martin
	Title:	Chief Financial Officer and Co-Chief Executive Officer